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                                                               EXHIBIT 23.7

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1999 with respect to the financial statements of Horizon Internet Technologies, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-69925) and related Prospectus of OneMain.com, Inc. for the registration of 8,000,000 shares of its Common Stock.

                                          /s/ Ernst & Young LLP

Birmingham, Alabama

February 26, 1999